EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of Capital Solutions I, Inc. (the "COMPANY") on Form 10-QSB for the period ended November 30, 2004 as filed with the SEC on the date hereof (the "REPORT"), I hereby certify, in my capacity as an officer of the Company, for purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  January 19, 2005



                                                By: /s/ CHRISTOPHER ASTROM
                                                   -----------------------------
                                                     Christopher Astrom
                                                     Chief Executive Officer
                                                     Chief Financial Officer
                                                     January 19, 2005